VESSELS (Tables)	12 Months Ended
Dec. 31, 2016
VESSELS [Abstract]
Schedule of Vessels
Vessels, net consists of the carrying value of the Company’s vessels, including drydocking, engine overhaul costs and capitalized interest from the period of the vessel being constructed.

All Figures in USD ‘000	2016	2015
Vessels	404,174	334,978
Drydocking	1,736	1,736
Engine Overhaul	3,221	2,962
Total	409,131	339,676
Less Accumulated Depreciation	42,186	26,034
Vessels, net	366,945	313,642